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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 12, 2000


                               GLOBIX CORPORATION
               (Exact name of registrant as specified in charter)


   Delaware                           0-25615                   13-3781263
(State or other juris-              (Commission                (IRS Employer
diction of Incorporation)           File number)             Identification No.)



                   139 Centre Street, New York, New York 10013
          (Address of principal executive offices)          (Zip Code)




Registrant's telephone number,
   including area code                          (212) 334-8500



          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

                  Registrant's press release dated January 12, 2000 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits.

                           20. Press release of Registrant dated January 12,
2000.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLOBIX CORPORATION



                                      By   /s/   Marc H. Bell
                                         --------------------------------
                                            Marc H. Bell, President
                                            and Chief Executive Officer


Dated: January 13, 2000

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                                  EXHIBIT INDEX



Exhibit

  20. Press release of Registrant dated January 12, 2000.




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